UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ZENDESK, INC.

(Name of Registrant as Specified In Its Charter)

Light Street Capital Management, LLC

Light Street Mercury Master Fund, L.P.

Light Street SPV7, L.P.

Light Street Tungsten Master Fund, L.P.

Light Street Halo, L.P.

Glen Kacher

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Item 1: On August 29, 2022, Light Street Capital Management, LLC posted the following materials to www.lightstreet.com/zen:

LIGHT STREET
CAPITAL

1. The materials on this website ("Materials") are for informational purposes only and may not be relied on by any person for any purpose and are not, and should not be construed as investment, financial, legal, tax or other advice.

2. The Materials represent the opinions of Light Street Capital Management, LLC and its affiliates (together, "Light Street") and have been compiled based on publicly available information. The Materials do not:
purport to be complete or comprehensive; or
constitute an agreement, offer, a solicitation of an offer, or any advice to enter into or conclude any transaction or take or refrain from taking any other course of action (whether on the terms shown therein or otherwise).

3. The Materials contain "forward-looking statements." Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "should," "may," "will," "objective," "projection," "forecast," "continue," "strategy," "position" or the negative of those terms or other variations of them or by comparable terminology.
Similarly, statements that describe Light Street's objectives, plans or goals are forward-looking. Any forward-looking statements are based on Light Street's current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

4. Any representation, statement or opinion expressed or implied in any of the Materials is provided in good faith but only on the basis that no reliance will be placed on any of the contents therein. You should obtain your own professional advice and conduct your own independent evaluation with respect to the subject matter therein. Light Street expressly disclaims any responsibility or liability for any loss howsoever arising from any use of or reliance on any of the Materials or any of their contents as a whole or in part by any person, or otherwise howsoever arising in connection with the same. There is no assurance or guarantee with respect to the prices at which any securities of Zendesk, Inc. will trade, and such securities may not trade at prices that may be implied herein. Light Street is not under any obligation to provide any updated or additional information or to correct any inaccuracies in the Materials.

5. Funds managed by Light Street may beneficially own, and/or have an economic interest in, securities of the companies referred to on this web-site (the "Issuers"). These funds are in the business of trading, buying and selling securities. It is possible that there will be developments in the future (including changes in price of Zendesk, Inc.'s securities) that cause one or more of such funds or accounts from time to time to sell all or a portion of their holdings of one or more of the Issuers in open market transactions or otherwise (including via short sales), buy additional securities (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to some or all of such securities. To the extent that Light Street discloses information about its position or economic interest in the securities of any Issuer in the Materials, it is subject to change and Light Street expressly disclaims any obligation to update such information.

6. The Materials shall not constitute an offer to sell or the solicitation of an offer to buy any interests in any fund managed by Light Street.

7. All trade names, trademarks, service marks, and logos herein are the property of their respective owners who retain all proprietary rights over their use.

I Agree

Important Information

Light Street Capital Management, LLC (“Light Street”), together with the other participants named herein, intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to urge stockholders of Zendesk, Inc. (the “Company”) to vote on the Company’s proxy card “AGAINST” the proposed merger of the Company with affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC, and other Company proposals, at the upcoming special meeting of stockholders of the Company.

LIGHT STREET STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ LIGHT STREET’S PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

STOCKHOLDERS OF THE COMPANY ARE ALSO ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, DATED AUGUST 8, 2022, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE COMPANY FROM ITS STOCKHOLDERS FOR USE AT THE COMPANY’S UPCOMING SPECIAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS OF THE COMPANY AND IS ALSO AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Participant Information

The participants in the proxy solicitation are anticipated to be Light Street, Light Street Mercury Master Fund, L.P., Light Street SPV7, L.P., Light Street Tungsten Master Fund, L.P., Light Street Halo, L.P. and Glen Kacher.

As of the date hereof, Light Street Mercury Master Fund, L.P. (“Mercury”) directly owns 1,257,571 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), Light Street SPV7, L.P. (“SPV7”) directly owns 1,260,549 shares of Common Stock, Light Street Tungsten Master Fund, L.P. (“Tungsten Master Fund”) directly owns 174,400 shares of Common Stock, and Light Street Halo, L.P. (“Halo”) directly owns 33,721 shares of Common Stock. Light Street, as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo, exercises voting and investment power over the Common Stock held for the account of Mercury, SPV7, Tungsten Master Fund and Halo, and as such may be deemed to beneficially own the 2,726,241 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo. Mr. Kacher, as the Chief Investment Officer of Light Street, may be deemed to beneficially own the 2,726,241 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo.

Forward-looking Statements

Certain statements contained in this proxy statement on Schedule 14A, and the documents referenced herein, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives including the proposal set forth herein by Light Street and the other participants named herein. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, including the facts that the proposal by Light Street and the other participants named herein is non-binding and subject to due diligence and the execution of mutually acceptable definitive documents, may be rejected by the Company, and/or may be subject to certain closing conditions including stockholder approval and therefore such proposal may not be consummated. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

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